Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Lakeland Financial Corporation (the “Company”) on Form 10-K for the period ending December 31, 2020 as filed with the Securities and Exchange Commission on the date hereof (the “Report), I, Lisa M. O’Neill, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/Lisa M. O’Neill
Lisa M. O’Neill
Chief Financial Officer
February 23, 2021

A signed original of this written statement required by Section 906 has been provided to Lakeland Financial Corporation and will be retained by Lakeland Financial Corporation and furnished to the Securities and Exchange Commission or its staff upon request.